Consolidated Statements Of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statements Of Operations [Abstract]
NET REVENUE	$ 43,484	$ 34,371
COST OF REVENUE	24,056	18,588
GROSS MARGIN	19,428	15,783
OPERATING EXPENSES
General and administrative	12,874	11,267
Sales and marketing	6,963	7,479
Total selling, general and administrative expenses	19,837	18,746
LOSS FROM OPERATIONS	(409)	(2,963)
OTHER INCOME / (EXPENSE):
Other income		370
Interest expense	(768)	(710)
Other income / (expense) - net	(768)	(340)
NET LOSS	$ (1,177)	$ (3,303)
NET LOSS PER SHARE - Basic and Diluted	$ (0.03)	$ (0.09)
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING - Basic and Diluted	42,758,252	37,328,940